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                                                                     EXHIBIT 1.1

                       ORIGEN RESIDENTIAL SECURITIES, INC.

                     [RESIDENTIAL PASS-THROUGH CERTIFICATES]
                             [COLLATERALIZED NOTES]

                         FORM OF UNDERWRITING AGREEMENT

                                                                          [Date]

[UNDERWRITERS' REPRESENTATIVE]
as Representative of the several Underwriters
[Address]

Dear Ladies and Gentlemen:

     ORIGEN RESIDENTIAL SECURITIES, INC., a Delaware corporation (the "COMPANY"), confirms its agreement with each of the Underwriters listed on
Schedule I hereto (collectively, the "UNDERWRITERS"), for whom [________________] is acting as representative (in such capacity, the "REPRESENTATIVE"), with respect to the sale by the Company of the [Residential Pass-Through Certificates] [Collateralized Notes], Series 20__-__, Classes ________________ (collectively, the "OFFERED SECURITIES"), issued by Origen Manufactured Housing Contract Trust [20__-_] as described in detail in Schedule II hereto, and the purchase by the Underwriters, acting severally and not jointly, of the respective Offered Securities set forth opposite the names of the Underwriters in Schedule II hereto.

     The Company understands that the Underwriters propose to make a public offering of the Offered Securities as soon as the Underwriters deem advisable after this Underwriting Agreement (the "AGREEMENT") has been executed and delivered.

     The Company has filed with the Securities and Exchange Commission (the "COMMISSION"), a registration statement on Form S-3 (No. 333-________) and a related preliminary prospectus for the registration of the Offered Securities under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the rules and regulations thereunder (the "SECURITIES ACT REGULATIONS"). The Company has prepared and filed such amendments thereto, if any, and such amended preliminary prospectuses, if any, as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. The registration statement has been declared effective under the Securities Act by the Commission. The registration statement as amended at the time it became effective (including all information deemed (whether by incorporation by reference or otherwise) to be a part of the registration statement at the time it became effective pursuant to Rule 430A(b) of the Securities Act Regulations) is hereinafter called the "REGISTRATION STATEMENT," except that, if the Company files a post-effective amendment to such registration statement which becomes effective prior to the Closing Time (as defined below), "Registration Statement" shall refer to such registration statement as so amended. [Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the 462(b) Registration Statement.] The Company proposes to file with the Commission pursuant to Rule

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424, under the Securities Act, a supplement, dated the date specified on
Schedule III hereto, to the prospectus dated ____________, relating to the Offered Securities and the method of distribution thereof. The term "Base Prospectus" means the prospectus included in the Registration Statement; the term "Preliminary Prospectus" means any preliminary form of the Prospectus (as defined herein) specifically relating to the Offered Securities, in the form first filed with, or transmitted for filing to, the Commission pursuant to Rule 424 of the Securities Act Regulations; the term "Prospectus Supplement" means any prospectus supplement specifically relating to the Offered Securities, in the form first filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act; the term "Prospectus" means the Base Prospectus, including, in each case, the Prospectus Supplement. Each prospectus included in the Registration Statement, or amendments thereof or supplements thereto, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Securities Act Regulations is hereinafter called the "Preliminary Prospectus." The term "Prospectus" means the final prospectus, as first filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations, and any amendments thereof or supplements thereto. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

     The Company and the Underwriters agree as follows:

     1.   Sale and Purchase.

     Upon the basis of the warranties and representations and other terms and conditions herein set forth, the Company agrees to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase from the Company the respective actual or notional, as the case may be, amounts or percentage interests set forth in Schedule II opposite such Underwriter's name, plus any additional amounts or percentage interests which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof, subject in each case, to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional securities.

     2.   Payment and Delivery.

     The Offered Securities to be purchased by each Underwriter hereunder, in book entry form, and in such authorized denominations and registered in such names as the Representative and shall be delivered by or on behalf of the Company to the Representative through the facilities of The Depository Trust Company ("DTC") for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefore by wire transfer of Federal (same-day) funds to the account specified to the Representative by the Company upon at least forty-eight hours' prior notice. The Company will cause the certificates representing the Offered Securities to be made available for checking and packaging at least twenty-four hours prior to the Closing Time (as defined below) with respect thereto at the office of the Representative, [______________________], or at the office of DTC or its designated custodian, as the case may be (the "DESIGNATED OFFICE"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the third (fourth, if pricing occurs after 4:30 p.m., New York City time) business day after the date hereof (unless another time and date shall be


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agreed to by the Representative and the Company). The time and date at which such payment and delivery are actually made is hereinafter sometimes called the "Closing Time."

     3.   Offering by Underwriters.

          (a) It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

          (b) It is understood that the Underwriters will solicit offers to purchase the Offered Securities only as follows: prior to the time the Underwriters have received the [INSERT DOCUMENT ON WHICH INVESTORS ARE TO CONFIRM SALES], the Underwriters may, in compliance with the provisions of this Agreement, solicit offers to purchase Offered Securities; provided, that the Underwriters shall not accept any such offer to purchase a Security or any interest in any Security or otherwise enter into any Contract of Sale for any Security, any interest in any Security prior to the investor's receipt of [INSERT DOCUMENT ON WHICH INVESTORS ARE TO CONFIRM SALES].

          (c) (b) It is understood that the Underwriters will not enter into a Contract of Sale with any investor until the investor has received the Approved Offering Materials with respect to the Offered Securities which are the subject of such Contract of Sale. For purposes of this Agreement, Contract of Sale has the same meaning as in Rule 159 of the Rules and Regulations and all Commission guidance relating to Rule 159, including without limitation the Commission's statement in Act Release No. 33-8501 that "a contract of sale can occur under the federal securities laws before there is a bilateral contract under state law, for example when a purchaser has taken all actions necessary to be bound but a seller's obligations remain conditional under state law." Each Contract of Sale for an Offered Security entered into by the Underwriters shall expressly provide in writing that the Depositor is not obligated to issue such Offered Security or any similar security and that the obligation of the Underwriters to deliver such Offered Security is subject to the terms and conditions of this Agreement and the availability of such Offered Security when, as and if issued by the Depositor.

          (d) It is understood that the Underwriters may provide to prospective investors certain Issuer Free Writing Prospectuses and prepare and provide to prospective investors other Free Writing Prospectuses, subject to the following conditions:

               (i) Unless preceded or accompanied by a prospectus satisfying the requirements of Section 10(a) of the Act, the Underwriters shall not convey or deliver any written communication to any person in connection with the initial offering of the Offered Securities, unless such "written communication" (as such term is defined in Rule 405 under the Act) (i) is made in reliance on Rule 134 under the Act, (ii) constitutes a prospectus satisfying the requirements of Rule 430B under the Act or (iii) constitutes a Free Writing Prospectus (as defined below). [The Underwriters shall not convey or deliver in connection with the initial offering of the Offered Securities any ABS informational and computation materials (as defined below), in reliance upon Rules 167 and 426 under the Act.]


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               (ii) The Underwriters shall comply with all applicable laws and regulations in connection with the use of Free Writing Prospectuses, including but not limited to Rules 164 and 433 of the Rules and Regulations and all Commission guidance relating to Free Writing Prospectuses, including but not limited to Commission Release No. 33-8591. For purposes hereof, "Issuer Information" shall have the meaning given such term in Rule 433 (h) of the Rules and Regulations, including the information specified in footnote 271 of Commission Release No. 33-8591 and "Derived Information" shall refer to information of the type described in clause (5) of such footnote 271 when prepared by the Underwriter. Consistent with such definition, "Issuer Information" shall not be deemed to include any information in a Free Writing Prospectus solely by reason of the Depositor's review of the materials pursuant to subsection (e) below. For purposes hereof, "ABS Informational and Computational Materials" shall have the meaning given such term in Item 1101 of Regulation AB.

          (e) All Free Writing Prospectuses provided to prospective investors, whether or not filed with the Commission, shall bear a legend including the following statement:

          "The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-xxx-xxxx.

          This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

          The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor [the] [any] underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase,


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          and there will be no liability between us as a consequence of the non-delivery.

          This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities."

          (f) The Underwriters shall deliver to the Depositor and its counsel, no later than the business day prior to the proposed date of first use thereof, any Free Writing Prospectus prepared by or on behalf of the Underwriter that contains any Issuer Information and request that such Free Writing Prospectus be filed with the Commission within the time period specified in the Rules and Regulations.

          (g) Each Underwriter represents and warrants to the Depositor that the Free Writing Prospectuses to be furnished to the Depositor by the Underwriters pursuant to Section 3(e) above will constitute all Free Writing Prospectuses of the type required to be delivered pursuant to Section 3(e) that were furnished to prospective investors of the Offered Securities by the Underwriters in connection with its offer and sale of the Offered Securities. If the Underwriter does not provide any Free Writing Prospectuses to the Depositor pursuant to subsection (e) above, the Underwriter shall be deemed to have represented, as of the Delivery Date, that it did not provide any prospective investors with any information in written or electronic form in connection with the offering of the Offered Securities that is required to be filed with the Commission in accordance with the Rules and Regulations.

          (h) Each Underwriter represents and warrants to the Depositor that each Free Writing Prospectus required to be provided by it to the Depositor pursuant to Section 4(e), when viewed together with all other Approved Offering Materials, did not, as of the Time of Sale, and will not as of the Delivery Date, include any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided however, that the Underwriter makes no representation to the extent such misstatements or omissions were the result of any inaccurate Issuer Information supplied by the Depositor or the Seller to the Underwriter prior to the Time of Sale.

          (i) Each Underwriter shall file with the Commission any Free Writing Prospectus that is used or referred to by it and distributed by or on behalf of the Underwriter in a manner reasonably designed to lead to its broad, unrestricted dissemination not later than the date of the first use of such Free Writing Prospectus.

          (j) The Underwriters each agree to retain all Free Writing Prospectuses that they have used and that are not required to be filed pursuant to this Section 4 for a period of three years following the initial bona fide offering of the Offered Securities.


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          (k) In the event that the Depositor or any Underwriter becomes aware that, as of the Time of Sale, any Free Writing Prospectus delivered to a purchaser of a Offered Security contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading (such Free Writing Prospectus, a "Defective Free Writing Prospectus"), the Underwriter or the Depositor, as appropriate, shall notify the other parties to the is Agreement thereof within one business day after discovery thereof. In connection with the discovery of any Defective Free Writing Prospectus:

          (i) The party responsible for the information to be corrected, if requested by the Depositor or an Underwriter, as appropriate, shall prepare a Free Writing Prospectus with Corrective Information that corrects the material misstatement in or omission from the Defective Free Writing Prospectus (such corrected Free Writing Prospectus, a "Corrected Free Writing Prospectus");

          (ii) The Underwriters shall deliver the Corrected Free Writing Prospectus to each purchaser of a Offered Security which received the Defective Free Writing Prospectus prior to entering into an agreement to purchase any Offered Securities; and

          (iii) The Underwriters shall notify such purchaser in a prominent fashion that the prior agreement to purchase Offered Securities has been terminated, and of such purchaser's rights as a result of termination of such agreement and shall provide such purchaser with an opportunity to affirmatively agree to purchase such Offered Securities on the terms described in the Corrected Free Writing Prospectus.

          (l) The Representative covenants with the Depositor that after the final Prospectus is available each of the Underwriters shall not distribute any written information concerning the Offered Securities to a prospective investor of Offered Securities unless such information is preceded or accompanied by the Prospectus or the required notice pursuant to Rule 173 of the Act has been delivered.

     4.   Representations and Warranties of the Company.

     The Company represents and warrants to the Underwriters that as of the date hereof and as of the date the Prospectus is first filed pursuant to Rule 424 under the Act, as follows:

          (a) the Offered Securities conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus;

          (b) the Company has been duly incorporated and is existing as a corporation in good standing under and by virtue of the laws of the State of Delaware, with all requisite corporate power and authority to own, lease and operate its properties, and conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified as a foreign entity to transact business or licensed and is in good standing in each jurisdiction in which it conducts its business or in which it owns, leases or operates real property or otherwise maintains


                                      -6-

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an office and in which the failure, individually or in the aggregate, to be so qualified or licensed could have a material adverse effect on the assets, business, operations, earnings, prospects, properties or condition (financial or otherwise), present or prospective, of the Company, (any such effect or change, where the context so requires, is hereinafter called a "MATERIAL ADVERSE EFFECT" or "MATERIAL ADVERSE CHANGE"); other than as disclosed in the Prospectus, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association;

          (c) the Company has delivered to the Representative one complete manually signed copy of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and the Preliminary Prospectus, as amended or supplemented, in such quantities and at such places as the Representative has reasonably requested for each of the Underwriters;

          (d) The Registration Statement and the Prospectus, as of the date of the Prospectus Supplement, conform, and the Registration Statement as of the effective date (the "Effective Date") and the Prospectus, as of its date, each as revised, amended or supplemented and filed with the Commission prior to the termination of the offering of the Offered Securities, complied in all material respects to the requirements of the Act and the 1933 Act Regulations, and the Registration Statement, as of the Effective Date, did not, and as of the Closing Time, will not, contain any untrue statement of a material fact or and did not and will not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, as of the date of the Prospectus Supplement did not, and as of the Closing Time, will not contain any untrue statement of a material fact and did not and will not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in the Prospectus or any revision or amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representative specifically for use in connection with the preparation of the Prospectus or any revision or amendment thereof or supplement thereto, except to the extent that such information constitutes Pool Information. As used herein, "Pool Information" means information with respect to the assumed characteristics of the Assets and administrative and servicing fees. The Company acknowledges that the Underwriter Information (as defined herein) constitutes the only information furnished in writing by you or on your behalf for use in connection with the preparation of the Registration Statement or the Prospectus Supplement and the Representative confirms that the Underwriter Information is correct. Such Registration Statement, as amended to the date of this Agreement, meets the requirements set forth in Rule 415(a)(1) under the Act and complies in all other material respects with such rule.

          (e) the Company has not distributed and will not distribute, prior to the completion of the Underwriters' distribution of the Offered Securities, any offering material in connection with the offering and sale of the Offered Securities other than a Preliminary Prospectus, the Prospectus or the Registration Statement;


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          (f) the Company is in compliance in all material respects with all applicable laws, rules, regulations, orders, decrees and judgments, including those relating to transactions with affiliates;

          (g) the Company is not in violation of its Certificate of Incorporation (as amended or restated, the "Certificate of Incorporation") or Bylaws, the Company is not in breach of or default in (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default in) the performance or observance of any obligation, agreement, contract, franchise, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement, lease or other agreement or instrument to which the Company is a party or by which the Company or its properties is bound, except for such breaches or defaults which could not have a Material Adverse Effect;

          (h) the execution, delivery and performance of this Agreement, the issuance, sale and delivery by the Company of the Offered Securities pursuant to the Prospectus, the Preliminary Prospectus, if any, or the Approved Offering Materials, and the consummation of the transactions contemplated herein will not
(i) conflict with, or result in any breach or constitute a default (nor constitute any event which with notice, lapse of time, or both would constitute a breach or default), (A) by the Company of any provision of the organizational documents of the Company or (B) of any provision of any obligation, agreement, contract, franchise, license, indenture, mortgage, deed of trust, loan or credit agreement, lease or other agreement or instrument to which the Company is a party or by which the Company or its properties may be bound or affected, or (C) under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company, except for such breaches, defaults, conflicts, liens, charges or encumbrances which could not have a Material Adverse Effect; or (ii) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company;

          (i) this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions of Section 10 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

          (j) the Company has the full legal right, corporate power and authority to enter into this Agreement and to consummate the transactions contemplated herein; the Company has the corporate power to issue, sell and deliver the Offered Securities as provided herein; this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions of Section 10 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

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          (k) no approval, authorization, consent or order of, or registration or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required for the Company's execution, delivery and performance of this Agreement and by the Prospectus, its consummation of the transactions contemplated herein, and its sale and delivery of the Offered Securities, other than (i) such as have been obtained, or will have been obtained at the Closing Time, under the Securities Act and the Securities Exchange Act of 1934 (the "EXCHANGE ACT") or from the National Association of Securities Dealers (the "NASD"), and (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Offered Securities are being offered by the Underwriters;

          (l) the Company has all necessary licenses, authorizations, consents and approvals, possesses valid and current certificates, has made all necessary filings required under any federal, state or local law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct its business as described in the Prospectus, the Preliminary Prospectus, if any, and any Issuer Free Writing Prospectus, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals could not, individually or in the aggregate, have a Material Adverse Effect; the Company is not required by any applicable law to obtain accreditation or certification from any governmental agency or authority in order to provide the products and services which it currently provides or which it proposes to provide as set forth in the Prospectus; the Company is not in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such certificate, license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company the effect of which could result in a Material Adverse Change; and no such license, authorization, consent or approval contains a materially burdensome restriction that is not adequately disclosed in the Registration Statement and the Prospectus;

          (m) each of the Registration Statement [and any Rule 462(b) Registration Statement] have been declared effective under the Securities Act by the Commission and no stop order suspending the effectiveness of the Registration Statement [or any Rule 462(b) Registration Statement] has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission, and the Company has complied to the Commission's satisfaction with any request on the part of the Commission for additional or supplemental information;

          (n) the conditions to the use of a registration statement on Form S-3, and the conditions of Rule 415 under the Securities Act, have been satisfied with respect to the Registration Statement;

          (o) the Preliminary Prospectus and the Registration Statement comply, and the Prospectus and any further amendments or supplements thereto will, when they have become effective or are filed with the Commission, as the case may be, comply, in all material respects with the requirements of the Securities Act and the Securities Act Regulations; the Registration Statement did not, and any amendment thereto will not, in each case as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact

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required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Preliminary Prospectus does not, and the Prospectus or any amendment or supplement thereto will not, as of the applicable filing date and at the Closing Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus, or any amendments or supplements thereto, in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representative to the Company expressly for use in the Registration Statement or the Prospectus, or any amendments or supplements thereto (that information being limited to that described in the penultimate sentence of the first paragraph of Section 10(c) hereof);

          (p) [each document incorporated by reference in the Prospectus, when it became effective or was filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the Securities Act Regulations and the Exchange Act Regulations, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;] [and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the Securities Act Regulations and the Exchange Act Regulations and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;]

          (q) the Preliminary Prospectus was, and the Prospectus delivered to the Underwriters for use in connection with this offering will be, identical to the versions of the Preliminary Prospectus and Prospectus created to be transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T;

          (r) At or prior to the time when sales to investors of the Offered Securities were first made, as set forth in Schedule I hereto (the "TIME OF SALE"), the Depositor had prepared or approved the following information (collectively, the "APPROVED OFFERING MATERIALS"): the Preliminary Prospectus, if any, each "issuer free writing prospectus" (as defined pursuant to Rule 433 under the Act, each an "ISSUER FREE WRITING PROSPECTUS") and any other "free writing prospectus" (as defined pursuant to Rule 405 under the Act, a "FREE WRITING PROSPECTUS"), any Corrective Information (as defined below) or portion thereof listed as "Approved Offering Materials" on Schedule I hereto. If, subsequent to the date of this Agreement, the Depositor and the Underwriters have determined that such information included an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and have terminated their old purchase contracts and entered into new purchase

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contracts with purchasers of the Offered Securities, then "Approved Offering
Materials" will refer to the information available to purchasers at the time of entry into the first such new purchase contract, including any information that corrects such material misstatements or omissions ("CORRECTIVE INFORMATION").

          (s) the Approved Offering Materials, at the Time of Sale, did not, and at the Delivery Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Depositor makes no representation and warranty with respect to the information contained in or omitted from the Approved Offering Materials or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Depositor by or on behalf of any Underwriter through the Representative specifically for use in connection with the preparation of the Approved Offering Materials.

          (t) there are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company, threatened (i) against or affecting the Company, or (ii) which has the subject thereof any of the respective officers and directors of the Company or to which the properties, assets or rights of the Company are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency, or (iii) relating to environmental or discrimination matters, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company and (B) if so determined adversely, could result in a judgment, decree, award or order having a Material Adverse Effect or could adversely affect the consummation of the transactions contemplated by this Agreement;

          (u) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may be otherwise stated in the Registration Statement or Prospectus, there has not been
(i) any Material Adverse Change or any development that could reasonably be expected to result in a Material Adverse Change, whether or not arising in the ordinary course of business, (ii) any transaction that is material to the Company, contemplated or entered into by the Company or any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business, or (iii) any obligation, contingent or otherwise, directly or indirectly incurred by the Company;

          (v) the issuance and sale of the Offered Securities to the Underwriters hereunder have been duly authorized by the Company, and, when issued and duly delivered against payment therefore as contemplated by this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and the issuance and sale of the Offered Securities by the Company is not subject to preemptive or other similar rights arising by operation of law, under the organizational documents of the Company or under any agreement to which the Company or any Subsidiary (each, a "SUBSIDIARY" and, collectively, "SUBSIDIARIES") is a party or otherwise; except as contemplated herein or as otherwise disclosed in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, there are no contracts, agreements or understandings between the Company and any person or entity granting such person or entity the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company;

          (w) the Company has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities;

          (x) neither the Company nor any of its affiliates (i) is required to register as a "broker" or "dealer" in accordance with the provisions of the Exchange Act, or the rules and regulations thereunder (the "EXCHANGE ACT REGULATIONS"), or (ii) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article I of the Bylaws of the NASD) any member firm of the NASD;

          (y) the Company has not relied upon the Representative for any legal, tax or accounting advice in connection with the offering and sale of the Offered Securities;

          (z) any certificate signed by any officer of the Company delivered to the Representative or to legal counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby;

          (aa) the form of certificate used to evidence the Offered Securities complies in all material respects with all applicable statutory requirements, with any applicable requirements of the organizational documents of the Company;

          (bb) the descriptions in the Registration Statement and the Prospectus of the legal or governmental proceedings, contracts, leases and other legal documents therein described present fairly the information required to be shown, and there are no legal or governmental proceedings, contracts, leases, or other documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required; all agreements between the Company and third parties expressly referenced in the Registration Statement and the Prospectus are legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles;

          (cc) the Company has filed on a timely basis all necessary federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof [or have properly requested extensions thereof] and have paid all taxes shown as due thereon, and if due and payable, any related or similar assessment, fine or penalty levied against the Company [except as may be being contested in good faith and by appropriate proceedings]; no tax deficiency has been asserted against the Company, nor does the Company know of any tax deficiency which is likely to be asserted against it which, if determined adversely to the Company, could have a Material Adverse Effect; all tax liabilities are adequately provided for on the respective books of the Company;

          (dd) all securities issued by the Company, or any trusts established by the Company, have been issued and sold in compliance with (i) all applicable federal and state securities laws, and (ii) the laws of the applicable jurisdiction of incorporation of the issuing entity;

          (ee) in connection with this offering, the Company has not offered and will not offer the Offered Securities in a manner in violation of the Securities Act; the Company has not distributed and will not distribute any prospectus or other offering material, other than the Preliminary Prospectus and the Prospectus, in connection with the offer and sale of the Offered Securities;

          (ff) [except as otherwise disclosed in the Prospectus,] the Company has not incurred any liability for any broker's or finder's fees or similar payments in connection with the transactions herein contemplated;

          (gg) neither the Company nor any of the Subsidiaries is and, after giving effect to the offering and sale of the Offered Securities, will be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT"); and

          (hh) the conduct of business by the Company as presently and proposed to be conducted is not subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States or any other jurisdiction wherein the Company conducts or proposes to conduct such business, except as described in the Prospectus and except such regulation as is applicable to commercial enterprises generally.

          (ii) (i) At the earliest time after the filing of the Registration Statement that the Depositor or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of Rules and Regulations and (ii) at the date hereof, the Depositor is not an Ineligible Issuer, as such term is defined in Rule 405 of the Rules and Regulations.

          (jj) Any Issuer Free Writing Prospectus conforms in all material respects to the requirements of the Act and the Rules and Regulations. The Issuer Free Writing Prospectus as of the date thereof and as of the Delivery Date does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Depositor in writing by the Underwriter expressly for use therein, it being understood that such information is limited to the information identified on Schedule I hereto as the "UNDERWRITERS' INFORMATION." The Depositor acknowledges that the Underwriters' Information constitutes the only information furnished in writing to you or on your behalf for use in connection with the preparation of the Issuer Free Writing Prospectus identified on Schedule I hereto and the Representative confirms that the Underwriters' Information is correct. Any Issuer Free Writing Prospectus delivered to the Underwriters for use in connection with the offering of the Offered Securities will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system, except to the extent permitted by Regulation S-T.

          (kk) The Depositor (including its agents and representatives other than the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not make, use, prepare, authorize, approve or refer to any "written communication" (as defined in Rule 405 under the Act) that constitutes an offer to sell or solicitation of an offer to buy the Offered Securities other than (i) the Preliminary Prospectus, if any, (ii) the Prospectus, (iii) information included in the Approved Offering Materials,
(iv) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Act or Rule 134 under the Act or (v) other written communication approved in writing in advance by the Representative.

     5.   Certain Covenants.

     The Company hereby agrees with each Underwriter:

          (a) that the Company shall cooperate with the Representative and legal counsel for the Underwriters and furnish such information as may be required to qualify or register the Offered Securities for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or Canadian provincial Securities laws of those jurisdictions designated by the Representative, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Offered Securities; and that the Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation; and that the Company shall use its best efforts to prevent the suspension of the qualification or registration of (or any such exemption relating to) the Offered Securities for offering, sale or trading in any jurisdiction and will advise the Representative promptly of such suspension or any initiation or threat of any proceeding for any such purpose, and that in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment;

          (b) that if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Offered Securities may commence, the Company will endeavor to cause such post-effective amendment to become effective as soon as possible;

          (c) to prepare the Prospectus in a form approved by the Underwriters and file such Prospectus (or a term sheet as permitted by Rule 434) with the Commission pursuant to Rule 424(b) under the Securities Act not later than 10:00 a.m. (New York City time), on the day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than 10:00 a.m. (New York City time) on the day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree to the Underwriters copies of the Prospectus (or of the Prospectus as amended or supplemented if the

Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

          (d) that, after the date of this Agreement, the Company shall promptly advise the Representative in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus or the Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus; and, if the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment; the Company shall advise the Representative promptly of any proposal to amend or supplement the Registration Statement or Prospectus and to file no such amendment or supplement to which the Representative shall reasonably object in writing; additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 434, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) were received in a timely manner by the Commission;

          (e) to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a Prospectus relating to the Offered Securities is required to be delivered under the Securities Act Regulations which, in the judgment of the Company or in the reasonable opinion of the Representative or legal counsel for the Underwriters, would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with any law and, during such time, to promptly prepare and furnish to the Underwriters copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish at the Company's own expense to the Underwriters and to dealers, copies in such quantities and at such locations as the Representative may from time to time reasonably request of an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus, as amended or supplemented, will comply with the law;

          (f) to file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representative, be required by the Securities Act or requested by the Commission;

          (g) that, prior to filing with the Commission any amendment to the Registration Statement or supplement or amendment to the Prospectus or any Prospectus pursuant to Rule 424 under the Securities Act, the Company shall furnish to the Representative for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Representative reasonably objects;

          (h) to furnish promptly to the Representative a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith or incorporated by reference therein) and such number of conformed copies of the foregoing as the Representative may reasonably request;

          (i) to furnish to the Representative, not less than two business days before filing with the Commission subsequent to the effective date of the Prospectus and during the period referred to in paragraph (f) above, a copy of any document proposed to be filed with the Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act and during such period to file all such documents in the manner and within the time periods required by the Exchange Act and the Exchange Act Regulations;

          (j) not to, and to use its best efforts to cause its officers, directors and affiliates not to, (i) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Offered Securities, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Offered Securities or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities;

          (k) that during the time period in which a Prospectus relating to the Offered Securities is required to be delivered under the Securities Act Regulations, the Company shall file, on a timely basis, with the Commission, all reports and documents required to be filed under the Exchange Act; [additionally, the Company shall report the use of proceeds from the issuance of the Offered Securities as may be required under Rule 463 under the Securities Act;]

          (l) if at any time during the 90-day period after the Registration Statement becomes effective, any publication or event relating to or affecting the Company shall occur as a result of which, in the reasonable opinion of the Representative, the market price of the Offered Securities has been or is likely to be materially affected (regardless of whether such publication or event necessitates a supplement to or amendment of the Prospectus) and after written notice from the Representative advising the Company to the effect set forth above, to forthwith prepare, consult with the Representative concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to the Representative, responding to or commenting on such publication or event;

          (m) that the Company will comply with all of the provisions of any undertakings in the Registration Statement;

          (n) that the Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Offered Securities in such a manner as would require the Company to register as an investment company under the Investment Company Act; and

          (o) The Company will cause each Free Writing Prospectus, if any, with respect to the Offered Securities to be filed with the Commission pursuant to Rule 433 under the Act in accordance with Section [ ] prior to the time of filing of the Prospectus as provided in Section [ ] hereof and will include therein all such materials so furnished; provided, however, the Depositor shall only be responsible for the filing of a Free Writing Prospectus prepared by the Underwriters as described in Section 3(e) hereof to the extent delivered by the Underwriters within the time specified in Section 3(e) hereof.

     6.   Payment of Expenses.

          (a) The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with

               (i) the preparation and filing of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment),

               (ii) the preparation, issuance and delivery of the certificates for the Offered Securities to the Underwriters, including any transfer taxes or duties payable upon the sale of the Offered Securities to the Underwriters,

               (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Offered Securities to the Underwriters,

               (iv) all fees and expenses of the Company's counsel, independent public or certified public accountants and other advisors,

               (v) the preparation of this Agreement and any dealer agreements and furnishing of copies of each to the Underwriters and to dealers (including costs of mailing and shipment),

               (vi) the qualification of the Offered Securities for offering and sale under state laws that the Company and the Representative have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers,

               (vii) filing for review of the public offering of the Offered Securities by the NASD (including the legal fees and filing fees and other disbursements of counsel for the Underwriters relating thereto),

               (viii) the fees and expenses of any transfer agent or registrar for the Offered Securities and miscellaneous expenses referred to in the Registration Statement,

               (ix) making road show presentations with respect to the offering of the Offered Securities,

               (x) preparing and distributing bound volumes of transaction documents for the Representative and its legal counsel, and

               (xi) the performance of the Company's other obligations hereunder.

          (b) The Company agrees to reimburse the Representative for its reasonable out-of-pocket expenses in connection with the performance of its activities under this Agreement, including, but not limited to, costs such as printing, facsimile, courier service, direct computer expenses, accommodations and travel, but excluding the fees and expenses of the Underwriters' outside legal counsel and any other advisors, accountants, appraisers, etc. (other than the fees and expenses of counsel with respect to state securities or blue sky laws and obtaining the filing for review of the public offering of the Offered Securities by the NASD, all of which shall be reimbursed by the Company pursuant to the provisions of subsection (a) above).(1)

          (c) If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (such as printing, facsimile, courier service, direct computer expenses, accommodations, travel and the fees and disbursements of Underwriters' counsel) and any other advisors, accountants, appraisers, etc. reasonably incurred by such Underwriters in connection with this Agreement or the transactions contemplated herein.

----------
(1) A substitute non-accountable expense allowance provision could be used in certain circumstances as follows: The Company agrees to pay the Representative a $_________ non-accountable expense allowance to cover out-of-pocket expenses incurred by the Representative in connection with the performance of its activities under this Agreement, including, but not limited to, costs such as printing, facsimile, courier service, direct computer expenses, accommodations and travel, and the fees and expenses of the Underwriters' outside legal counsel and any other advisors, accountants, appraisers, etc. (other than the fees and expenses of counsel with respect to state securities or blue sky laws and obtaining the filing for review of the public offering of the Offered Securities by the NASD, all of which shall be reimbursed by the Company pursuant to the provisions of subsection (a) above).

     7.   Conditions of the Underwriters' Obligations.

     The obligations of the Underwriters hereunder to purchase Offered Securities at the Closing Time, are subject to the accuracy of the representations and warranties on the part of the Company hereunder on the date hereof and at the Closing Time, the performance by the Company of its covenants and other obligations hereunder and to the satisfaction of the following further conditions at the Closing Time:

          (a) The Company shall furnish to the Representative opinions of Hunton & Williams LLP, counsel for the Company, dated as of the Delivery Date and as of the date of the Preliminary Prospectus, if any, except that the opinions in clauses (ii) - (viii), (xiii) and (xiv) below may be delivered by internal Company counsel (and the Representative shall have received an additional [___] conformed copies of such counsel's legal opinion for each of the several Underwriters), addressed to the Underwriters and dated the Closing Time, and in form and substance satisfactory to the Underwriters, stating that:

               (i) the Offered Securities conform to the descriptions thereof set forth in the Prospectus; all of the Offered Securities have been duly authorized and validly issued, to such counsel's knowledge, have been issued in compliance with the registration and qualification requirements of federal and state securities laws; the form of certificate used to evidence the Offered Securities is in due and proper form and complies with all applicable requirements of [__].

               (ii) the Company is validly existing and in good standing under the laws of its respective jurisdiction of formation or incorporation with the requisite power and authority to own, lease and operate its respective properties and to conduct its respective businesses as described in the Registration Statement and the Prospectus and, to execute and deliver this Agreement and to consummate the transactions described in this Agreement;

               (iii) to such counsel's knowledge, the Company is in compliance in all material respects with all applicable laws, orders, rules, regulations and orders, including those relating to transactions with affiliates;

               (iv) to such counsel's knowledge, the Company is not in violation of any term or provision of its respective Charter, Bylaws, Certificate of Formation, or is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), any license, indenture, mortgage, deed of trust, loan or credit agreement or any other agreement or instrument to which the Company is a party or by which the Company or its properties may be bound or affected or under any law, regulation or rule or any decree, judgment or order applicable to the Company, except such breaches or defaults which would not have a Material Adverse Effect;

               (v) the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement do not and will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under), (i) any provisions of the Certificate of Incorporation, Charter or By-laws of the Company (ii) any provision of any material license, indenture, mortgage, deed of trust, loan, credit or other agreement or instrument known to such counsel and to which the Company is a party or by which the Company or its properties or assets may be bound or affected, (iii) any law or regulation binding upon or applicable to the Company or any of its properties or assets, or (iv) any decree, judgment or order known to such counsel to be applicable to the Company; or (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or assets of the Company;

               (vi) the Company has the full legal right, power and authority to execute and perform the Agreement and consummate the transactions contemplated herein; this Agreement has been duly authorized, executed and delivered by the Company, and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity, and except that enforceability of the indemnification and contribution provisions set forth in Section 10 of this Agreement may be limited by the federal or state securities laws of the United States or public policy underlying such laws;

               (vii) no approval, authorization, consent or order of, or registration or filing with any federal or state governmental or regulatory commission, board, body, authority or agency is required in connection with the Company's execution, delivery and performance of this Agreement, the consummation of the transactions contemplated herein and by the Prospectus, and the sale and delivery of the Offered Securities by the Company as contemplated herein, other than such as have been obtained or made (A) under the Securities Act, the Securities Act Regulations, the Exchange Act, Exchange Act Regulations, and the state securities or blue sky laws of the various jurisdictions in which the Offered Securities are being offered by the Underwriters, and (B) from the NASD;

               (viii) to such counsel's knowledge, the Company has all necessary material licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state or local law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required to conduct their respective businesses, as described in the Prospectus; to the best of such counsel's knowledge, the Company is not in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such material license, authorization, consent or approval or any federal, state, local or foreign law, regulation or decree, order or judgment applicable to the Company;

               (ix) the Company is not subject to registration as an investment company under the Investment Company Act of 1940, as amended, and the transactions contemplated by this Agreement will not cause the Company to become an "investment company" or a company "controlled" by an investment company within the meaning of such Act;

               (x) the Offered Securities have been duly authorized and when the Offered Securities have been issued and duly delivered against payment therefore as contemplated by this Agreement, the Offered Securities will be validly issued, and the Underwriters will acquire good and marketable title to the Offered Securities, free and clear of any pledge, lien, encumbrance, security interest, or other claim;

               (xi) Any Free Writing Prospectus required to be filed by the Depositor with the Commission (other than those Free Writing Prospectuses containing Issuer Information prepared by the Underwriter that the Underwriter fails to deliver) has been filed pursuant to Rule 433 of the Rules and Regulations in the manner and within the time period required by Rule 433;

               (xii) [each of] the Registration Statement [and the Rule 462(b) Registration Statement, if any,] has been declared effective by the Commission under the Securities Act; no stop order suspending the effectiveness of [either of] the Registration Statement [or the Rule 462(b) Registration Statement, if any,] has been issued under the Securities Act and, to the best knowledge of such counsel, no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission; any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b);

               (xiii) the Registration Statement, [including any Rule 462(b) Registration Statement,] the Prospectus [including any document incorporated by reference therein], and the Issuer Free Writing Prospectus in the Approved Offering Materials and each amendment or supplement to the Registration Statement and the Prospectus [including any document incorporated by reference therein], as of their respective effective or issue dates (other than the financial statements and supporting schedules included [or incorporated by reference] therein or in exhibits to or excluded from the Registration Statement, as to which no opinion need be rendered) comply as to form in all material respects with the applicable requirements of the Securities Act [and the Exchange Act];

               (xiv) there are no actions, suits or proceedings, inquiries, or investigations pending or, to such counsel's knowledge, threatened against the Company or any of its officers and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which are required to be described in the Registration Statement and the Prospectus but are not so described; and

               (xv) there are no contracts or documents of a character which are required to be filed as exhibits to the Registration Statement or required to be described or summarized in the Prospectus which have not been so filed, summarized or described, and all such summaries, descriptions, and references thereto, in all material respects, fairly and accurately set forth the material provisions of such contracts and documents.

               In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and with representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus, and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (other than as specified above), and any supplements or amendments thereto, on the basis of the foregoing, nothing has come to their attention which would lead them to believe that either the Registration Statement or any amendments thereto, at the time the Registration Statement or such amendments became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or at the Closing Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the financial statements or schedules or other financial or statistical data derived therefrom, included [or incorporated by reference] in the Registration Statement or the Prospectus or any amendments or supplements thereto).

               In rendering such opinion, such counsel may rely (i) as to matters involving the application of laws of any jurisdiction other than the Delaware Stock Corporation Act or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the Closing Time, shall be satisfactory in form and substance to the Underwriters, shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them and shall be furnished to the Representative) of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters; provided, however, that such counsel shall further state that they believe that they and the Underwriters are justified in relying upon such opinion of other counsel, and (ii) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

          (b) The Representative shall have received from [INSERT NAME OF INDEPENDENT AUDITORS], letters dated, respectively, as of the date of this Agreement, the Closing Time, addressed to the Representative, in form and substance satisfactory to the Representative, containing statements to the effect that they are independent accountants with respect to the Company within the meaning of Rule 101 of the AICPA's Code of Professional Conduct, and statements and information of the type ordinarily included in accountant's "comfort letters" to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the [INSERT THE DOCUMENT ON WHICH INVESTORS ARE TO CONFIRM SALES] (and the Representative shall have received an additional [___] conformed copies of such accountants' letter for each of the several

Underwriters).(2) In addition, the Representative shall have received confirmation from independent certified public accountants, that no material pool characteristic (as agreed upon by the Depositor and the Representative) of the actual asset pool as of the Delivery Dates differs by 5% or more (other than as a result of the pool assets converting into cash in accordance with their terms) from the description of the asset pool in the Prospectus Supplement relating to the Offered Securities filed with the Commission.

          (c) At the Closing Time, the Representative shall have received from [___], independent public or certified public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Representative, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (b) of this Section 7, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Time (and the Representative shall have received an additional [___] conformed copies of such accountants' letter for each of the several Underwriters);

          (d) No amendment or supplement to the Registration Statement or Prospectus shall have been filed to which the Underwriters shall have objected in writing;

          (e) Prior to the Closing Time (i) no stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment to the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or Prospectus has been issued or is in effect, and no proceedings for such purpose shall have been initiated or threatened, by the Commission, and no suspension of the qualification of the Offered Securities for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any of such purposes, has occurred; (ii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representative; and (iii) the Registration Statement and the Prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (f) Prior to the Closing Time, the Company shall have filed the Prospectus with the Commission (including the information required by Rule 430A under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A, and such post-effective amendment shall have become effective; or, if the Company elected to rely upon Rule 434 under the Securities Act and obtained the Representative's consent thereto, the Company shall have filed a term sheet with the Commission in the manner and within the time period required by such Rule 424(b);

----------
(2) Depending on the deal, it may be appropriate to include specific requirements for the comfort letter rather than this general language.

          (g) Between the time of execution of this Agreement and the Closing Time, (i) there shall not have been any Material Adverse Change, and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company, in each case, which in the Representative' sole judgment, makes it impracticable or inadvisable to proceed with the public offering of the Offered Securities as contemplated by the Registration Statement.

          (h) [Between the time of execution of this Agreement and the Closing Time, there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;]

          (i) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements;

          (j) The Representative shall have received, at the Closing Time, a certificate of duly authorized officers of the Company, dated as of such Closing Time, to the effect that the signers of such certificates have carefully examined the Prospectus, any amendment or supplement to the Prospectus and this Agreement, and that;

               (i) the representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the date hereof, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date hereof;

               (ii) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act;

               (iii) when the Registration Statement became effective and at all times subsequent thereto up to the date hereof, the Registration Statement and the Prospectus, and any amendments or supplements thereto contained all material information required to be included therein by the Securities Act or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Securities Act or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be; the Registration Statement and the Prospectus, and any amendments or supplements thereto, did not and do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplemented Prospectus which has not been so set forth;

               (iv) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (a) any Material Adverse Change, (b) any transaction that is material to the Company, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company, incurred by the Company, except obligations incurred in the ordinary course of business, (d) any change in the capitalization of the Company that is material to the Company, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or
     (f) any loss or damage (whether or not insured) to the property of the Company which has been sustained or will have been sustained which has a Material Adverse Effect; and

               (v) Nothing has come to the attention of such person that would lead him to believe that the Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (k) The Representatives shall receive, at the Closing Time, a certificate of the Secretary of the Company certifying as to (i) the Certificate of Incorporation and any amendments thereto, (ii) the Bylaws and any amendments thereto, (iii) resolutions of the Board of Directors of the Company authorizing the execution and delivery of this Agreement and the other offering documents and a specimen of the Offered Securities certificate;

          (l) The Company shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus, the representations, warranties and statements of the Company contained herein, and the performance by the Company of its covenants contained herein, and the fulfillment of any conditions contained herein, as of the Closing Time, as the Underwriters may reasonably request;

          (m) Each party providing credit enhancement to the Offered Securities shall have furnished to the Representative an opinion, dated the Closing Time, of its counsel, with respect to the Registration Statement and the Prospectus, and such other related matters, in the form previously agreed to by such provider and the Representative;

          (n) On or prior to the Closing Time, there shall not have occurred any change, or any development involving a prospective change, in or affecting the business or properties of the Company which in your reasonable judgment materially impairs the investment quality of the Offered Securities so as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Offered Securities as contemplated by the Prospectus; and

          (o) The Offered Securities shall be rated not lower than the required ratings set forth under the heading "Ratings" in the Prospectus Supplement, such ratings shall not have been rescinded and no public announcement shall have been made that any such required rating of the Offered Securities has been placed under review (otherwise than for possible upgrading).

     8. Delivery and Filing of Free Writing Prospectuses; Designation of Approved Offering Materials.

          (a) The Depositor agrees to file with the Commission the following:

               (i) Any Issuer Free Writing Prospectus;

               (ii) Any Free Writing Prospectus or portion thereof delivered by the Underwriters to the Depositor pursuant to Section 3(e); and

               (iii) Any Free Writing Prospectus for which the Depositor or any person acting on its behalf provided, authorized or approved information that is prepared and published or disseminated by a person unaffiliated with the Depositor or any other offering participant that is in the business of publishing, radio or television broadcasting or otherwise disseminating communications.

          (b) Any Free Writing Prospectus required to be filed pursuant to
Section 8(a) by the Depositor shall be filed with the Commission not later than the date of first use of the Free Writing Prospectus, except that:

               (i) If any Free Writing Prospectus or portion thereof required to be filed that contains only the description of the final terms of the offered Securities may be filed by the Depositor within two days of the later of the date such final terms have been established for all classes of offered Securities and the date of first use; and

               (ii) If the Issuer Free Writing Prospectus, or Issuer Information contained in the Free Writing Prospectus would constitute ABS Informational and Computational Materials, the Depositor shall file such Issuer Free Writing Prospectus or Issuer Information within the later of two business days after the Underwriter first provides this information to investors and the date upon which the Depositor is required to file the Prospectus Supplement with the Commission pursuant to Rule 424(b) of the Act;

               (iii) Any Free Writing Prospectus required to be filed pursuant to this Agreement shall, if no payment has been made or consideration has been given by or on behalf of the Depositor for the Free Writing Prospectus or its dissemination, be filed by the Depositor with the Commission not later than four business days after the Depositor becomes aware of the publication, radio or television broadcast or other dissemination of the Free Writing Prospectus; and

               (iv) The Depositor shall not be required to file (A) Issuer Information contained in any Free Writing Prospectus of an Underwriter or any other offering participant other than the Depositor, if such information is included or incorporated by reference in a prospectus or Free Writing Prospectus previously filed with the Commission that relates to the offering of the offered Securities, or (B) any Free Writing Prospectus or portion thereof that contains a description of the offered Securities or the offering of the offered Securities which does not reflect the final terms thereof;

provided, that prior to such use of any Free Writing Prospectuses by the Depositor, the Underwriter must comply with its obligations pursuant to Section 4 and that the Depositor shall not be required to file any Free Writing Prospectus that does not contain substantive changes from or additions to a Free Writing Prospectus previously filed with the Commission.

          (c) Any "written communication" (as defined in Rule 405 under the Act) prepared by or on behalf of the Underwriters to be designated as "Approved Offering Materials" on Schedule I hereto must be delivered to the Depositor and its counsel, no later than the business day prior to the proposed date of first use thereof. The Depositor must consent to prior to any such "written communication" being designated as "Approved Offering Materials" on Schedule I hereto.

     9. Termination.

     The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representative, at any time prior to the Closing Time,

               (i) if any of the conditions specified in Section 7 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or

               (ii) if there has been, in the judgment of the Representative, since the respective dates as of which information is given in the Registration Statement, any Material Adverse Change, or any development involving a prospective Material Adverse Change, or material change in management of the Company, whether or not arising in the ordinary course of business, or

               (iii) if there has occurred any outbreak or escalation of national or international hostilities, other national or international calamity or crisis (including without limitation any terrorist or similar attack), any change in the United States or international financial markets, or any substantial change in United States' or international economic, political, financial or other conditions, the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representative, impracticable to market the Offered Securities in the manner and on the terms described in the Prospectus or enforce contracts for the sale of the Offered Securities, or

               (iv) any federal or state statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which, in the reasonable opinion of the Representative, materially adversely affects or will materially adversely affect the business or operations of the Company, or

               (v) any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which, in the reasonable opinion of the Representative, has a material adverse effect on the securities markets in the United States, or

               (vi) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the

     Representative may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured.

     If the Representative elects to terminate this Agreement as provided in this Section 8, the Company and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile.

     If the sale to the Underwriters of the Offered Securities, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply in all material respects with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 6 and 11 hereof) and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 11 hereof) or to one another hereunder.

     10. Increase in Underwriters' Commitments.

     If any Underwriter shall default at the Closing Time in its obligation to take up and pay for the Offered Securities to be purchased by it under this Agreement on such date, the Representative shall have the right, within 48 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Offered Securities which such Underwriter shall have agreed but failed to take up and pay for (the "DEFAULTED SECURITIES"). Absent the completion of such arrangements within such 36-hour period, (i) if the total number of Defaulted Securities does not exceed 10% of the total number of Offered Securities to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Offered Securities which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Offered Securities agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters; and (ii) if the total number of Defaulted Securities exceeds 10% of the total number of Offered Securities to be purchased on such date, the Representative may terminate this Agreement by notice to the Company, without liability of any party to any other party except that the provisions of Sections 6 and 11 hereof shall at all times be effective and shall survive such termination.

     Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Offered Securities hereunder on such date unless all of the Offered Securities to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representative with the approval of the Company or selected by the Company with the approval of the Representative).

     If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time for a period not exceeding seven business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

     The term "Underwriter" as used in this Agreement shall refer to and include any Underwriter substituted under this Section 9 with the same effect as if such substituted Underwriter had originally been named in this Agreement.

     11. Indemnity and Contribution by the Company and the Underwriters.

          (a) The Company agrees to indemnify, defend and hold harmless each Underwriter, its officers and employees, and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, liability, damage, claim (including the reasonable cost of investigation) or expenses, as incurred, which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) in whole or in part upon any inaccuracy or any breach of any representation, warranty or covenant of the Company contained herein, (ii) in whole or in part upon any failure on the part of the Company to perform its obligations hereunder or to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company, and including any information deemed to be a part thereof pursuant to Rule 430A or Rule 434 under the Securities Act), the Prospectus (the term Prospectus for the purpose of this Section 11 being deemed to include any Preliminary Prospectus, as amended or supplemented by the Company), (iv) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction (domestic or foreign) in order to qualify the Offered Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "APPLICATION"), (v) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, Prospectus or any Application or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, (vi) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials used in connection with the marketing of the Offered Securities, including, without limitation, slides, videos, films and tape recordings, or (vii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Offered Securities or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clauses (iii), (v) or (vi) above, provided that the Company shall not be liable under this clause (vii) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its bad faith or willful misconduct; and to reimburse each Underwriter and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by the Representative) as such expenses are reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; except insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Underwriters through the Representative to the Company expressly for use in such Registration Statement, Prospectus or Application, except to the extent such material misstatement or omission is based upon the Pool Information; and provided, further, that with respect to any Preliminary Prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Offered Securities, or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to the Underwriter pursuant to Section 1 and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Offered Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The indemnity agreement set forth in this Section 11(a) shall be in addition to any liability which the Company may otherwise have.

          If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company pursuant to subsection (a) above, such Underwriter shall promptly notify the Company in writing of the institution of such action, and the Company shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Company will not relieve the Company of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action, or the Company shall not have employed counsel to have charge of the defense of such action within a reasonable time or the Company, or such person shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate firm of attorneys for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action).

          (b) Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company, the Company's directors, the Company's officers that signed the Registration Statement, and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, liability, damage, claim (including the reasonable cost of investigation) or expense, as incurred, which, jointly or severally, the Company, or any such person may incur under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), but only insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by such Underwriter through the Representative to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), the Prospectus, or any Application, or (B) any omission or alleged omission to state a material fact in connection with such information required to be stated either in such Registration Statement, Prospectus or any Application or necessary to make such information, in the light of the circumstances under which made, not misleading; and to reimburse the Company, or any such director or officer of the Company, or controlling person for any legal and other expense reasonably incurred by the Company, or any such director or officer of the Company, or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company hereby acknowledges that the statements set forth in the [______] paragraphs under the caption "Underwriting" in the Preliminary Prospectus and the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by or on behalf of any Underwriter through the Representative to the Company for purposes of Section 4(n) and this Section 11. The indemnity agreement set forth in this
Section 11(b) shall be in addition to any liabilities that such Underwriter may otherwise have.

          If any action is brought against the Company, any such director or officer of the Company, or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, any such director or officer of the Company, or such person shall promptly notify the Representative in writing of the institution of such action and the Representative, on behalf of the Underwriters, shall assume the defense of such action, including the employment of counsel and payment of expenses. The Company, any such director or officer of the Company, or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, any such director or officer of the Company, or such person unless the employment of such counsel shall have been authorized in writing by the Representative in connection with the defense of such action or the Representative shall not have employed counsel to have charge of the defense of such action within a reasonable time or the Company any such director or officer of the Company, or such person shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Underwriters (in which case the Representative shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action).

          (c) The indemnifying party under this Section 11 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Sections 11b) and (c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

          (d) If the indemnification provided for in this Section 11 is unavailable or insufficient to hold harmless an indemnified party under subsections (a), (b) and (c) of this Section 11 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the aggregate amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and the Underwriters, on the other hand, from the offering of the Offered Securities pursuant to this Agreement or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Offered Securities pursuant to this Agreement shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Company, and of the Underwriters shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company on one hand, or by the Underwriters, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action. The provisions set forth in Sections 11(b) and (c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 11(e); provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section (b) and (c) for purposes of indemnification.

          (e) The Company, and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (d)(i) and, if applicable
(ii), above. Notwithstanding the provisions of this Section 11, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Offered Securities purchased by such Underwriter No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 11 are several in proportion to their respective underwriting commitments and not joint. For purposes of this Section 11, each officer and employee of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the
Section 15 of the Securities Act and Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director and each officer of the Company, who signed the Registration Statement, and each person, if any, who controls the Company with the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

     12. Survival.

     The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers and directors and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company, or any of its partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Offered Securities sold hereunder and any termination of this Agreement.

     13. Notices.

Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered to [INSERT NAME & ADDRESS OF UNDERWRITERS' REPRESENTATIVE]; if to the Company, shall be sufficient in all respects if delivered to the Company at the offices of the Company at Origen Residential Securities, Inc., 27777 South Franklin Road, Suite 1700, Southfield, Michigan 48034.

     14. Governing Law; Headings.

     THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

     15. Part Unenforceability.

     The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

     16. Parties at Interest.

     The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, and the controlling persons, directors and officers referred to in Sections 11 and 12 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

     17. Entire Agreement; Amendments, Modifications and Waivers.

     This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

     18. Counterparts and Facsimile Signatures:

     This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. A facsimile signature shall constitute an original signature for all purposes.

     If the foregoing correctly sets forth the understanding among the Company, and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Company, and the Underwriters.

                                        Very truly yours,

                                        ORIGEN RESIDENTIAL SECURITIES, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


Accepted and agreed to as of the date
first above written:

[_____________________]


By:
    ---------------------------------
Title:
       ------------------------------

For itself and as Representative of
the other Underwriters named on
Schedule I hereto.

                                   SCHEDULE I

                            To Underwriting Agreement

                              List of Underwriters

                                   SCHEDULE II

                            To Underwriting Agreement

                             Underwriting Allocation

                                  SCHEDULE III

                            To Underwriting Agreement

                            424 Prospectus Supplement